Filed pursuant to Rule 497(e)

File Nos. 002-98772 and 811-04347

GMO TRUST

Supplement dated September 9, 2025, to the
GMO Trust Statement of Additional Information, dated June 30, 2025 (the “SAI”)

Enrique Chang has been elected as a Trustee of GMO Trust (the “Trust”) at a special meeting of shareholders of the Trust held on September 9, 2025.

The “Independent Trustees” subsection of the table on page 66 of the SAI is updated to include the following:

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen	Other Directorships Held in the Past Five Years
Enrique Chang YOB: 1962	Trustee	Since September 2025.	Global Chief Investment Officer, Janus Henderson Investors (2017-2022).	32	None

1       The Fund Complex includes series of each of GMO Trust.

The description on page 66 of the SAI of the attributes of the Independent Trustees considered by the Governance Committee is updated to include the following:

Enrique Chang — Mr. Chang’s experience as a senior executive in the asset management industry, including his service as president and portfolio manager of leading investment management firms, and his professional training and experience in business.

The last sentence of the section captioned “Pricing Committee” on page 69 of the SAI is deleted and replaced with the following:

Messrs. Chang and Tufano are members of the Pricing Committee, and Mr. Braverman is an alternate member of the Pricing Committee. Mr. Tufano is the Chairman of the Pricing Committee.

The last sentence of the section captioned “Operations Risk Oversight Committee” on page 69 of the SAI is deleted and replaced with the following:

Messrs. Braverman and Chang are members of the Operations Risk Oversight Committee, and Mr. Tufano is an alternate member of the Operations Risk Oversight Committee. Mr. Chang is the Chairman of the Operations Risk Oversight Committee.

The last sentence of the section captioned “Investment Risk Oversight Committee” on page 69 of the SAI is deleted and replaced with the following:

All of the Trustees are members of the Investment Risk Oversight Committee, and Mr. Chang is the Chairman of the Investment Risk Oversight Committee.

The following is added at the end of the section captioned “Trustee Fund Ownership” on p. 69 of the SAI:

Mr. Chang does not beneficially own, directly or indirectly, shares in any of the Funds.

The following is added at the end of the section captioned “Remuneration” beginning on p. 69 of the SAI:

Enrique Chang was elected as a Trustee effective September 2025 and did not receive any direct compensation from the Trust or any Fund offered in the Prospectus during the fiscal year ended February 28, 2025.

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